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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2001

TCF Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-10253 (Commission File Number)	41-1591444 (IRS Employer Notification No.)
200 Lake Street East, Mail Code EX0-03-A, Wayzata, Minnesota 55391-1693 (Address of principal executive offices)
(612) 661-6500 (Registrant's Telephone Number)

Item 9. Regulation FD Disclosure

    Pursuant to Regulation FD, information is being furnished below with respect to presentations to investors or others that may be made by executive officers of TCF Financial Corporation (the "Company"). This information includes selected financial and operational information through the second quarter of 2001 and does not represent a complete set of financial statements and related footnotes prepared in conformity with generally accepted accounting principles (GAAP). Most, but not all, of the selected financial information furnished herein is derived from the Company's consolidated financial statements and related footnotes prepared in accordance with GAAP and management's discussion and analysis included in the Company's reports on Forms 10-K and 10-Q. The Company's annual financial statements are subject to independent audit. Certain financial information has not been prepared in accordance with GAAP. Please refer to the glossary of financial terms at the end of these materials for a definition of the basis of presentation of such information.

    The presentation is also available on the Company's website at www.tcfexpress.com. TCF Financial Corporation's Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the Company.

TCF Financial Corporation

The Leader In
Convenience Banking

1.) Corporate Profile

At June 30, 2001

  *
  $11.6 billion financial holding company headquartered in Minnesota; 38th largest1 bank in the U.S. based on market cap

  *
  360 bank branches, including 222 full-service supermarket branches (4th largest in U.S.); 1,377 TCF EXPRESS TELLERSM ATMs, 975 off-site; 1.2 million checking accounts; 1.2 million TCF Express Cards (12th largest U.S. Visa debit card issuer ranked by sales volume)2

  *
  2001 EPS +17%; 5-year EPS growth +82%

  *
  Repurchased 2.3 million shares in 2001, and 17.2 million shares since January 1998 or 16% of shares outstanding (net of reissued)

1
Source: Thompson Financial

2
Source: Visa, at March 31, 2001

2.) Corporate Profile

At June 30, 2001

  *
  Branches located in six states

Traditional	138	Colorado	13
Supermarket	222	Illinois	171

Total	360	Michigan	56

		Minnesota	84
		Wisconsin	33
		Indiana	3

3.) Corporate Philosophy

  *
  TCF competes by offering convenient services (open 7 days a week, 360+ days/year, supermarket branches, EXPRESS TELLER ATMs, phone banking, Internet banking, etc.)

  *
  TCF banks everybody, including middle- and lower-income customers

  *
  TCF is expanding top-line revenue growth through de novo expansion (opened 176 new bank branches since January 1998, and started TCF Leasing in 1999) and the introduction of new products and services

  *
  TCF is a secured lender, emphasizing credit quality over asset growth

4.) Commercial Lending +22%*

	12/97	12/98	12/99	12/00	6/01
	($ millions)
Commercial Business	$240.2	$289.1	$351.4	$410.4	$418.8
Commercial Real Estate	$859.9	$811.4	$1,073.5	$1,371.9	$1,484.2

Total	$1,100	$1,101	$1,425	$1,782	$1,903

*
Twelve-month growth rate

5.) Commercial Loans

At June 30, 2001

  *
  Commercial Real Estate—$1,484 million
  *
  26% apartment loans

  *
  25% office building loans

  *
  9% hotel loans
  *
  Commercial Business—$419 million

  *
  Yield 7.91%

  *
  Over-30-day delinquency rate .08%

  *
  2001 net charge-offs .01%; 2000 net recoveries .08%

  *
  CRE location mix 87% Midwest, 13% Other

  *
  Approximately 98% secured

6.) Consumer Home Equity Lending +10%*

Loan-to-value	12/97	12/98	12/99	12/00	6/01
	($ millions)
80% or less	N/A	$970.2	$949.0	$988.5	$1,017.3
Over 80-90%	N/A	$453.5	$570.6	$648.2	$724.6
Over 90-100%	N/A	$48.5	$398.9	$486.5	$500.1
Over 100%	N/A	$54.0	$56.5	$45.6	$50.2

Total	$1,520	$1,526	$1,975	$2,169	$2,292

*
Twelve-month growth rate

7.) Consumer Home Equity Loans

At June 30, 2001

  *
  Consumer home equity loans and lines of credit 45% variable rate and 55% fixed rate

  *
  69% are closed-end loans, 31% lines of credit

  *
  Yield 9.37%

  *
  Over-30-day delinquency rate .92%

  *
  2001 net charge-offs .15%; 2000 net charge-offs .16%

  *
  Average current loan-to-value 77%

  *
  Average FICO score 694

  *
  Average debt-to-income 33%

8.) Leasing and Equipment Finance +42%*

	12/97	12/98	12/99	12/00	6/01
	($ millions)
Winthrop	$369	$399	$418	$357	$340
TCF Leasing	$—	$—	$75	$499	$589

Total	$369	$399	$493	$856	$929

*
Twelve-month growth rate

9.) Leasing and Equipment Finance

At June 30, 2001

  *
  Winthrop Resources Corporation—specializing in high-tech equipment; computer, telecommunications and point of sale

  *
  TCF Leasing, Inc.—equipment finance
  *
  Transportation—truck, trailer and specialty vehicles

  *
  Equipment—specializing in middle-market financing
  *
  Uninstalled backlog of $141.5 million

  *
  Residuals as a % of portfolio are 3.5% (excluding leveraged leases) vs. industry average range from 10-20%1

  *
  Over-30-day delinquency rate 1.93%

  *
  2001 net charge-offs .82%; 2000 net charge-offs .33%

  *
  No unsecured credit

1
Source: ELA Survey, January 26, 2001

10.) Allowance for Loan & Lease Losses

	12/99	12/00	6/01
	($ millions)
Allowance for Loan & Lease Losses	$55.8	$66.7	$69.7
% to Loans	.71%	.78%	.83%

11.) Net Charge-Offs

	1999	2000	2001*
	($ millions)
Net Charge-offs	$26.4	$3.9	$4.8
NCOs	.35%	.05%	.11%
NPAs/Loans & Leases	.45%	.54%	.52%
*
YTD

12.) Credit Quality

At June 30, 2001

  *
  With the change in the loan mix, reserves are up $13.9 million from year-end 1999

  *
  Net charge-offs to average loans and leases .11% (annualized)

  *
  Non-performing assets to loans and leases .52%

  *
  Over-30-day delinquency rate .65%

Corporate	0.08%
Consumer	0.95%
Residential Real Estate	0.42%
Leasing	1.93%

13.) Retail Distribution Growth

	12/97	12/98	12/99	12/00	6/01
Supermarket Branches (222)	63	160	195	213	222
Traditional Branches (138)	158	151	143	139	138

Total	221	311	338	352	360

Traditional Branch Openings	4	7	1	3	1
Supermarket Branch Openings	15	99	34	22	9
*
Anticipate opening approximately 25 branches in 2001 and 30 or more in 2002

14.) Supermarket—Fee Income Growth +25%*

	1997	1998	1999	2000	2001
	($ millions)
First Quarter	N/A	$8.8	$17.4	$23.3	$29.6
Second Quarter	N/A	$13.2	$21.6	$28.5	$35.1
Third Quarter	N/A	$14.7	$23.1	$30.0	XX.X
Fourth Quarter	N/A	$16.8	$24.6	$30.2	XX.X

Total	$22	$53	$87	$112	$65

*
YTD growth rate ('01 vs. '00)

15.) Supermarket—Deposit Growth +18%*

	12/97	12/98	12/99	12/00	6/01
Deposits ($ millions)	$379	$618	$826	$1,074	$1,142
Checking A/Cs (# in 000s)	144	260	351	428	475
*
Twelve-month growth rate

16.) Supermarket Consumer Loans +23%*

	12/97	12/98	12/99	12/00	6/01
Consumer Loans ($ millions)	$88	$108	$193	$233	$263
*
Twelve-month growth rate

17.) TCF Express Card Revenue +32%*

	1997	1998	1999	2000	2001
	($ millions)
First Quarter	$0.3	$1.9	$3.5	$6.0	$8.0
Second Quarter	$0.7	$2.7	$4.8	$7.1	$9.3
Third Quarter	$1.1	$3.0	$5.3	$7.5	X.X
Fourth Quarter	$1.6	$3.5	$5.9	$8.1	X.X

Total	$3.7	$11.1	$19.5	$28.7	$17.3

Cards (# in 000s)	602	774	929	1,057	1,152
*
YTD growth rate ("01 vs. "00)

18.) TCF Express Card

  *
  12th largest U.S. Visa debit card issuer1

  *
  5.4 million average transactions per month in 2Q01

  *
  29.1% increase in the number of customer purchases2

  *
  14.5% increase in the number of accounts with TCF Express Cards2

  *
  Interchange revenue of $9.3 million in 2Q01, an increase of 31%2

  *
  TCF Express Phone Card increased activation and usage rate on TCF Express Cards

  *
  36.9 million phone minutes awarded for TCF Express Card usage YTD in 2001; 38.6 million minutes awarded in 2000

1
Source: Visa, at March 31, 2001; ranked by sales volume

2
2Q01 vs. 2Q00

19.) TCF Express Card and EXPRESS TELLER ATM Revenue Growth +11%*

	1997	1998	1999	2000	2001
	($ millions)
First Quarter	$6.3	$10.1	$14.4	$17.4	$19.4
Second Quarter	$7.3	$12.6	$16.9	$19.9	$22.0
Third Quarter	$8.4	$13.5	$18.0	$20.9	XX.X
Fourth Quarter	$8.8	$14.3	$17.8	$19.9	XX.X

Total	$31	$51	$67	$78	$41

*
YTD growth rate ('01 vs. '00)

20.) TCF EXPRESS TELLERSM ATMs

At June 30, 2001

  *
  1,377 EXPRESS TELLER ATMs in Midwest: 402 on-site and 975 off-site

  *
  3.6 million transactions per month at EXPRESS TELLER ATMs (35% non-TCF deposit customers)

  *
  1.2 million TCF customer transactions per month at non-TCF EXPRESS TELLER ATMs

  *
  1.3 million EXPRESS TELLER ATM cards outstanding

21.) Retail Checking Deposits +11%*

	12/97	12/98	12/99	12/00	6/01
	($ millions)
Traditional Branches	$1,215	$1,340	$1,387	$1,535	$1,588
Supermarket Branches	$138	$272	$354	$475	$544

Total	$1,353	$1,612	$1,741	$2,010	$2,132

Checking A/Cs (# in 000s)	772	913	1,032	1,131	1,196
Average Rate	0.45%	0.22%	0.21%	0.20%	0.16%
*
Twelve-month growth rate in balances

22.) Fee Revenue Per Retail Checking Account +18%*

	1997	1998	1999	2000	2001 (Annualized)
Fee Revenue per Retail Checking Account	$124	$143	$168	$190	$207
*
YTD growth rate ('01 vs. '00)

23.) Retail Checking Accounts

At June 2001

  *
  TCF offers various types of retail checking accounts to fit customer needs

  *
  Quarterly average deposits balance
  *
  $1.3 billion non-interest bearing accounts

  *
  $763.9 million interest bearing accounts
  *
  Approximately 1.1 million accounts

  *
  Up 85,000 accounts in the past 12 months

  *
  The checking account is the anchor account for cross-selling additional products, such as consumer loans, investment products, CDs, money markets, and savings accounts

24.) Number of Free Small Business Checking Accounts +16%*

	12/97	12/98	12/99	12/00	6/01
	(000s)
Free Small Business Checking A/Cs	23	39	53	63	69
*
Twelve-month growth rate

25.) Free Small Business Checking Accounts

At June 2001

  *
  Relationship banking offering multiple product lines to business owners

  *
  Business loans up to $35,000; home equity loans up to $500,000

  *
  Commercial Insurance—property coverage, liability, workers compensation, health benefits

  *
  Other services—payroll services, merchant processing, brokerage accounts

  *
  29,700 activated small business Express cards

  *
  Over $249 million in checking account deposits

26.) Campus Banking

    At June 30, 2001

  *
  Alliances formed with:
  *
  University of Minnesota

  *
  St. Cloud State University in MN

  *
  Northern Illinois University (Dekalb)

  *
  Saginaw Valley State University in MI

  *
  University of Michigan (new in 2001)
  *
  Multi-purpose Campus Card serves as a school identification card, ATM card, library card, security card, health care card, phone card, stored value card for vending machines, laundry, etc.

  *
  59,800 total checking accounts

  *
  $57 million in deposits

27.) Diluted EPS Growth +17%*

	1997	1998	1999	2000	2001
	($)
First Quarter	$0.40	$0.43	$0.44	$0.51	$0.62
Second Quarter	$0.42	$0.45	$0.49	$0.59	$0.67
Third Quarter	$0.43	$0.42	$0.52	$0.59	X.XX
Fourth Quarter	$0.43	$0.46	$0.55	$0.66	X.XX

Total	$1.69	$1.76	$2.00	$2.35	$1.29

Cash EPS	$1.73	$1.88	$2.10	$2.44	$1.34
*
YTD growth rate ('01 vs. '00)

28.) Net Income +15%*

	1997	1998	1999	2000	2001
	($ millions)
First Quarter	$33.0	$39.9	$37.3	$40.7	$48.2
Second Quarter	$34.9	$40.2	$41.0	$46.7	$52.0
Third Quarter	$37.2	$36.6	$42.8	$46.7	XX.X
Fourth Quarter	$39.9	$39.5	$45.0	$52.2	XX.X

Total	$145	$156	$166	$186	$100

Cash Net Income	$149	$167	$174	$194	$104
*
YTD growth rate ('01 vs. '00)

29.) Net Interest Income +7%*

	1997	1998	1999	2000	2001
	($ millions)
First Quarter	$90.1	$109.2	$104.8	$106.8	$113.8
Second Quarter	$92.6	$107.3	$106.7	$110.2	$119.3
Third Quarter	$99.9	$104.6	$106.6	$110.7	XX.X
Fourth Quarter	$111.0	$104.7	$106.1	$110.8	XX.X

Total	$394	$426	$424	$439	$233

*
YTD growth rate ('01 vs. '00)

30.) Fees and Other Revenues +15%*

	1997	1998	1999	2000	2001
	($ millions)
First Quarter	$39.8	$51.7	$62.4	$71.7	$80.7
Second Quarter	$44.7	$56.9	$67.2	$81.3	$95.7
Third Quarter	$49.0	$64.3	$71.1	$84.1	XX.X
Fourth Quarter	$50.3	$62.7	$73.7	$86.3	XX.X

Total	$184	$236	$274	$323	$176

3.07% of YTD Average Assets
43% of Total Revenues YTD 2001

*
YTD growth rate ('01 vs. '00)

31.) TCF Growth Strategies

Core Business	Emerging Business	Strategic Initiatives
Traditional Branches	Supermarket Banking	New Card Products
Commercial Lending	Supermarket Consumer Lending	Discount Brokerage
Consumer Lending	TCF Express Card	Small Business Banking
Mortgage Lending	Leasing & Equipment Finance	Debt Waiver
TCF EXPRESS TELLER ATMs	Internet Banking	Insurance Products
Campus Banking

32.) New Businesses

  *
  Discount Brokerage
  *
  De novo, launched June 2001

  *
  Cross selling and account growth opportunities

  *
  Expanded fee income generation

  *
  Debt Waiver
  *
  Piloted in Colorado and Michigan

  *
  Another source of fee revenue

  *
  Insurance Products
  *
  "Future Generations" life insurance product

  *
  Began selling summer 2000

33.) How We Are Doing

Financial
Highlights

34.) Financial Highlights

    $ in millions, except per-share data

	2Q01	2Q00	Change
Net Interest Income	$119.3	$110.2	8%
Fees & Other Revenues*	95.7	81.3	18%

Top-Line Revenue	215.0	191.5	12%
Provision	5.4	5.4	0%
Non-Interest Expenses	126.0	114.1	10%
Non-Operating Income	—	3.9	(100)%
Net Income	$52.0	$46.7	12%
Diluted EPS	$0.67	$0.59	14%
ROA	1.78%	1.73%	5 bps
RORE	23.22%	22.19%	103 bps
Diluted Cash EPS	$0.70	$0.61	15%
Cash ROA	1.84%	1.80%	4 bps
Cash RORE	24.07%	23.09%	98 bps
*
Excludes the gains on sales of branches

35.) Power Profits

    Average Balance ($ millions)

	YTD
	Balance	Income*	% Profit
Commercial Lending	$1,832	$7,701	7%
Consumer Lending	2,442	13,280	13%
Leasing and Equipment Finance	899	10,537	10%
Mortgage Banking	177	3,202	3%

Total Power Assets®	$5,350	34,720	33%

Traditional Branches (138)	$5,754	35,976	35%
Supermarket Branches (222)	1,102	6,256	6%

Total Power Liabilities®	$6,856	42,232	41%

Total Power Asset & Liabilities		76,952	74%
Equity		14,762	14%

Total Power Businesses		91,714	88%
Treasury & Other		12,324	12%

Total Cash Net Income		$104,038	100%

*
Profit center cash net income ($ in 000s)

36.) TCF vs. Top 50 Banks*

    March 31, 2001

	TCF	Top 50 Banks Average
ROA	1.71%	1.18%
	TCF	Top 50 Banks Average
ROCE	21.54%	15.71%
*
Represents the fifty largest bank holding companies in the U.S. based on asset size at 03/31/01

Source: Thompson Financial and Keefe, Bruyette & Woods, Inc.

37.) TCF vs. Top 50 Banks*

    March 31, 2001

	TCF	Top 50 Banks Average
Revenue Growth	10%	-3%
	TCF	Top 50 Banks Average
Net Charge-Offs	5bps	87bps
*
Represents the fifty largest bank holding companies in the U.S. based on asset size at 03/31/01

    Source: Thompson Financial and Keefe, Bruyette & Woods, Inc.

38.) TCF vs. Top 50 Banks*

    March 31, 2001

	TCF	Top 50 Banks Average
YTD Net Interest Margin	4.35%	3.81%
	TCF	Top 50 Banks Average
Price/LTM Diluted EPS	16.08x	22.26x
*
Represents the fifty largest bank holding companies in the U.S. based on asset size at 03/31/01

    Source: Thompson Financial and Keefe, Bruyette & Woods, Inc.

39.) Cautionary Statement

    This investor presentation contains "forward-looking" statements. Forward-looking statements deal with matters that do not relate strictly to historical facts. TCF's future results may differ materially from historical performance and forward-looking statements about TCF's expected financial results or other plans are subject to a number of risks and uncertainties. These include but are not limited to possible legislative changes and adverse economic, business and competitive developments such as shrinking interest margins; deposit outflows; reduced demand for financial services and loan and lease products; changes in accounting policies and guidelines, or monetary and fiscal policies of the federal government; changes in credit and other risks posed by TCF's loan, lease and investment portfolios; technological, computer-related or operational difficulties; adverse changes in securities markets; results of litigation or other significant uncertainties. The investor presentation provides data as of the end of the second quarter 2001 (June 30, 2001). From time-to-time, information may be added, but the financial information will generally be updated only quarterly, and some information may not be current. Financial information presented is not necessarily complete, nor prepared in accordance with generally accepted accounting principles (GAAP). Investors should consult TCF's Annual Report to Shareholders and periodic reports on Forms 10-Q, 10-K and 8-K for additional important information about the Company.

40.)

NYSE: TCB

The Leader In Convenience Banking

Glossary of Financial Terms

Cash Net Income

    Net income excluding goodwill charges (on an after-tax basis).

Cash Earnings Per Common share (Cash EPS)

    Cash Net Income available to common shareholders divided by weighted average common and common equivalent shares outstanding during the period (diluted Cash EPS).

Cash Return on Average Assets (Cash ROA)

    Annualized Cash Net Income divided by average total assets for the period.

Cash Return on Average Realized Common Equity (Cash ROE)

    Annualized Cash Net Income divided by average common stockholders' equity for the period, excluding accumulated other comprehensive income (loss).

Fee Revenue Per Retail Checking Account

    Fees or charges accumulated under the normal usage of a retail checking account.

Fees and Other Revenues

    Non-interest income excluding title insurance revenues (a business sold in 1999) and gains and losses on sales of securities, loan servicing, branches and other businesses.

Net Interest Margin

    Annualized net interest income (before provision for credit losses) divided by average interest-earning assets for the period.

Profit Center Cash Net Income

    Cash Net Income for specific profit divisions as determined for management reporting purposes including all allocations and transfer-pricing conventions deemed appropriate/reasonable by management and subject to modification over time.

Return on Average Assets (ROA)

    Annualized net income divided by average total assets for the period.

Return on Average Common Equity (ROCE)

    Annualized net income divided by average common shareholders equity for the period.

Return on Average Realized Common Equity (RORE)

    Annualized net income divided by average common stockholders' equity for the period, excluding accumulated other comprehensive income (loss).

Return on Average Realized Tangible Equity (RORTE)

    Annualized net income divided by average tangible equity, excluding accumulated other comprehensive income (loss).

Tangible Equity

    Total stockholders' equity less goodwill and deposit based intangibles.

Top-Line Revenue

    Net interest income plus Fees and Other Revenues.

Signature

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned thereunto daily authorized.

Dated: August 7, 2001

TCF FINANCIAL CORPORATION
BY	/s/ NEIL W. BROWN Neil W. Brown Its Executive Vice President Chief Financial Officer and Treasurer

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TCF Financial Corporation The Leader In Convenience Banking